UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22922

Aspiration Funds
(Exact name of registrant as specified in charter)

4551 Glencoe Avenue, Marina Del Rey, California 90292
(Address of principal executive offices)  (Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE  19801
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. REPORTS TO STOCKHOLDERS.
(a)

Annual Report
As of September 30, 2023

Aspiration Redwood Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Aspiration Redwood Fund (the “Fund”). The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

The Aspiration Redwood Fund is distributed by Aspiration Financial LLC, Member FINRA/SIPC, 4551 Glencoe Avenue, Marina Del Ray, CA 90292.

Table of Contents
Letter to Shareholders	………………………………………………………………………………	1
Performance Update	………………………………………………………………………………	3
Schedule of Investments	………………………………………………………………………………	4
Statement of Assets and Liabilities	………………………………………………………………………………	6
Statement of Operations	………………………………………………………………………………	7
Statements of Changes in Net Assets	………………………………………………………………………………	8
Notes to Financial Statements	………………………………………………………………………………	10
Additional Information	………………………………………………………………………………	16

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Aspiration Redwood Fund (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, and fees and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at funds.aspiration.com/redwood/ or by calling the Advisor at 800-683-8529. The prospectus should be read carefully before investing.

For More Information on the Aspiration Redwood Fund:

See Our Web site at aspiration.com
or
Call Our Shareholder Services Group at 800-683-8529.

Shareholder Letter
(Unaudited)
Thank you for your investment in the Redwood Fund.  You are part of a growing community of Americans - and others around the world - who are choosing to save, invest, and spend in ways that contribute positively to the climate transition.

The past year has been volatile - both in terms of economic uncertainty, and in terms of the climate transition.

Global macroeconomic conditions created a fair amount of uncertainty for investors.  As the Russia-Ukraine war entered its second year, the price of oil - while off its peak - remained elevated.  The Fed Funds effective interest rate, after increasing 300 basis points in the year ending September 30, 2022, increased another 225 basis points this year.  The increased interest rates have had their intended effect as the annualized rate of inflation fell by 50% from its 2021 peak but have driven a significant tightening of credit markets.

In the US, the Inflation Reduction Act, passed on Q3 of 2022, acted as a major stimulus for climate-related investments across a wide range of industries.  At the same time, 2023 has been marked by a series of extreme climate events.  The UK experienced its hottest summer on record, with India and Pakistan experiencing the hottest summers in recent history, and heat waves resulting in major wildfires in France, Spain, and Portugal.  Australia and China suffered from extreme flooding, with China experiencing its worst flooding in decades.

Aspiration remains committed to our ESG investment strategy.  We believe that by investing in companies that are financially sound, while also focused on taking steps to protect the environment, we can provide a strong return on investment while supporting companies that are contributing to mitigating the climate crisis.
UBS Commentary on Fund Performance
The Aspiration Redwood Fund:
The Fund seeks long-term capital appreciation by investing in US equity securities that the Sub-Advisor believes are attractively valued and typically has a strong sustainability profile in order to provide risk-adjusted returns over the longer term.

Market Highlights:
The period from October 1, 2022, to September 30, 2023, saw a continuation of rate hikes from central banks globally in an effort to tame inflation, and concerns around the impact monetary tightening would have on economic growth.

Generally, in Q1 2023, global equities gained as recession worries appeared to abate and we saw growth stocks outperform value in the quarter in a very narrowly based market recovery driven by US mega-caps. Market sentiment was undermined in March this year when worries over the health of the banking system on both sides of the Atlantic became the main preoccupation for investors. While markets were volatile, fragile confidence in Q1 2023 saw a ‘flight to safety’ as investors sheltered in large, liquid stocks.

Equities rallied in the second quarter amid renewed optimism that the Federal Reserve would pull off an economic soft landing, along with continued enthusiasm over the potential of artificial intelligence (AI) to boost the technology sector. However, the third quarter saw significant market volatility and pressure on risk assets due to higher bond yields.

Performance:
The Fund returned +17.00%* for the 12-month reporting period ended September 30, 2023, and underperformed the S&P 500 Index (the benchmark). The benchmark returned +21.62% for the same reporting period.  Underperformance over the 1-year period was mainly driven by our material underweight to the mega cap cohort of the US market. Broadly speaking, our positioning in Information Technology detracted the most where we lacked exposure to some of the main AI beneficiaries within the index. Our Consumer Staples positioning also detracted from relative performance as some of our holdings were weighed by pockets of weakness in consumer spending.

On the other hand, our underweight to the Utilities sector was the main positive contributor, followed by our overall positioning in Consumer Discretionary. In the latter, our exposure to discount retailers for example contributed positively as these benefitted from excess inventory levels.

Positioning:
Despite concerns over the macro environment and restrictive monetary policy, corporate earnings have shown to be fairly resilient, and estimates have gradually improved over the course of this year. We believe some known risks have already been priced into the market for some time, such as tighter credit conditions and declining consumer spending. Against this backdrop, we remain cautiously optimistic that a soft-landing scenario may be achievable. In this environment, we continue to focus on stock specific fundamentals and identify companies with good earnings achievability, such as those with inflation protected earnings or new essential technologies for example.

While investors have faced a highly narrow market environment earlier this year driven by AI exuberance, Q3 saw a slight broadening out in stock performance and there were signs of increasing company specific risk - an environment where we believe the fund is well positioned to perform well. We maintain our price to intrinsic value discipline and remain focused on valuations - taking advantage of price dislocations where we believe certain stocks have been penalized for short term headwinds, while avoiding pockets of the market where we believe enthusiasm is overextended. Currently, the fund’s largest sector overweights are to Consumer Staples and Health Care, while we are underweight Energy (structurally) and Information Technology. Broadly speaking, we continue to be balanced in our positioning and focus on companies with strong cash flows, attractive valuations, and asymmetric risk/reward profiles.

*The returns shown above are based on currently available information and are subject to revision. Past performance is not indicative of future results. Performance figures are gross of fees in USD and do not reflect the deduction of advisory fees or other expenses that reduce client returns.

Aspiration Redwood Fund
Performance Update (Unaudited)
For the period from November 16, 2015 (Date of Initial Public Investment) through September 30, 2023

The graph above assumes an initial $10,000 investment and the reinvestment of dividends and capital gains distributions. This graph depicts the performance of the Fund versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross	Net
As of	One	Five	Since	Expense	Expense
September 30, 2023	Year	Year	Inception	Ratio*	Ratio*
Aspiration Redwood Fund - With maximum assumed contribution reduction**	17.00%	8.08%	10.61%	0.86%	0.50%
Aspiration Redwood Fund - Without maximum assumed contribution reduction	19.00%	10.08%	12.61%	0.86%	0.50%
S&P 500 Total Return Index	21.62%	9.92%	11.85%	N/A	N/A
*	The gross and net expense ratios shown are from the Fund's Financial Highlights as of September 30, 2022.
**
Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the "Advisor") and may pay the Advisor a fee in the amount they believe is fair ranging from 0% to 2% of the value of their investment in the Fund. The Average Annual Total Returns with a maximum assumed contributed reduction is calculated assuming a maximum advisory fee of 2% is paid by an investor to the Advisor.

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting aspiration.com.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

Aspiration Redwood Fund
Schedule of Investments
As of September 30, 2023
	Shares	Value (Note 1)

Common Stocks - 97.67%
Communications - 7.47%
Alphabet Inc (a)	40,811	$ 5,340,527
Take-Two Interactive Software Inc (a)	32,720	4,593,561
		9,934,088
Consumer Discretionary - 10.54%
Aptiv PLC (a)	37,562	3,703,238
Brunswick Corp/DE	20,211	1,596,669
Rivian Automotive Inc (a)	63,853	1,550,351
Starbucks Corp	26,057	2,378,222
TJX Cos Inc/The	53,958	4,795,787
		14,024,267
Consumer Staples - 9.71%
Costco Wholesale Corp	9,279	5,242,264
Dollar Tree Inc (a)	23,871	2,541,068
Estee Lauder Cos Inc/The	11,827	1,709,593
Sprouts Farmers Market Inc (a)	52,094	2,229,623
Target Corp	10,740	1,187,522
		12,910,070
Energy - 0.50%
SolarEdge Technologies Inc (a)	5,149	666,847
Financials - 9.10%
Ameriprise Financial Inc	14,970	4,935,310
Marsh & McLennan Cos Inc	24,004	4,567,961
Voya Financial Inc	39,060	2,595,537
		12,098,808
Health Care - 16.55%
AbbVie Inc	21,228	3,164,246
Bio-Rad Laboratories Inc (a)	8,350	2,993,058
Dexcom Inc (a)	9,404	877,393
Eli Lilly & Co	6,547	3,516,590
Option Care Health Inc (a)	37,586	1,215,907
UnitedHealth Group Inc	12,453	6,278,678
Vertex Pharmaceuticals Inc (a)	11,387	3,959,715
		22,005,587
Industrials - 8.46%
Bloom Energy Corp (a)	54,911	728,120
Emerson Electric Co	17,909	1,729,472
Hayward Holdings Inc (a)	102,591	1,446,533
Montrose Environmental Group Inc (a)	55,746	1,631,128
MSA Safety Inc	16,530	2,605,955
Regal Rexnord Corp	13,033	1,862,155
Waste Management Inc	8,151	1,242,538
		11,245,901
Materials - 5.26%
AZEK Co Inc/The (a)	87,786	2,610,756
Ecolab Inc	10,810	1,831,214
International Flavors & Fragrances Inc	37,571	2,561,215
		7,003,185
See Notes to Financial Statements

Aspiration Redwood Fund
Schedule of Investments
As of September 30, 2023
	Shares	Value (Note 1)

Technology - 28.83%
Adobe Inc (a)	5,596	$ 2,853,400
Advanced Micro Devices Inc (a)	33,563	3,450,948
Broadcom Inc	1,938	1,609,664
Cadence Design Systems Inc (a)	15,951	3,737,319
Fidelity National Information Services Inc	17,427	963,190
Five9 Inc (a)	20,476	1,316,607
Micron Technology Inc	27,580	1,876,267
Microsoft Corp	29,514	9,319,047
ON Semiconductor Corp (a)	13,778	1,280,665
Salesforce Inc (a)	12,681	2,571,453
ServiceNow Inc (a)	2,638	1,474,536
Visa Inc	25,700	5,911,257
Zoom Video Communications Inc (a)	28,245	1,975,455
		38,339,808
Utilities - 1.25%
American Water Works Co Inc	13,477	1,668,857
Total Common Stocks (Cost $109,256,725)		129,897,418
Real Estate Investment Trust - 2.34%
Prologis Inc (Cost $2,403,455)		3,114,164
Short-Term Investment - 0.05%
Fidelity Treasury Portfolio, 5.22%(b) (Cost $60,409)		60,409
Investments, at Value (Cost $111,720,589) - 100.06%		133,071,991
Liabilities in Excess of Other Assets - (0.06)%		(80,219)
Net Assets - 100.00%		$132,991,772

(a)	Non-income producing investment
(b)	Represents 7-day effective yield as of September 30, 2023.

Summary of Investments by Sector	% of Net Assets	Value
Common Stocks
Communications	7.47%	$ 9,934,088
Consumer Discretionary	10.54%	14,024,267
Consumer Staples	9.71%	12,910,070
Energy	0.50%	666,847
Financials	9.10%	12,098,808
Health Care	16.55%	22,005,587
Industrials	8.46%	11,245,901
Materials	5.26%	7,003,185
Technology	28.83%	38,339,808
Utilities	1.25%	1,668,857
Real Estate Investment Trust	2.34%	3,114,164
Short-Term Investment	0.05%	60,409
Liabilities in Excess of Other Assets	(0.06%)	(80,219)
Total Net Assets	100.00%	$132,991,772

See Notes to Financial Statements

Aspiration Redwood Fund
Statement of Assets and Liabilities
As of September 30, 2023	363
Assets:
Investments, at value (cost $111,720,589)	$133,071,991
Dividends receivable	40,723
Interest receivable	3,259
Fund shares sold receivable	52,203
Prepaid expenses	19,636
Total assets	133,187,812
Liabilities:
Fund shares purchased payable	26,619
Accrued expenses:
Trustee fees	61,175
Legal fees	36,831
Custody fees	28,959
Audit and tax fees	27,179
Shareholder fulfillment fees	9,401
Operational expenses	4,434
Compliance fees	751
Administration fees	691
Total liabilities	196,040
Total Net Assets	$132,991,772
Net Assets Consist of:
Paid in capital	$114,602,894
Accumulated earnings	18,388,878
Total Net Assets	$132,991,772
Capital Shares Outstanding, no par value
(unlimited authorized shares)	8,922,958
Net Asset Value, Per Share	$14.90

See Notes to Financial Statements

Aspiration Redwood Fund
Statement of Operations
For the fiscal year ended September 30, 2023	363
Investment Income:
Dividends (net of withholding tax of $2,562)	$ 1,365,792
Interest	112,282
Total Investment Income	1,478,074
Expenses:
Transfer agent fees (note 2)	531,375
Trustee fees and meeting expenses (note 3)	155,064
Administration fees (note 2)	134,183
Professional fees	64,452
Custody fees	59,249
Registration and filing expenses	50,992
Fund accounting fees (note 2)	40,279
Shareholder fulfillment fees	13,590
Compliance fees (note 2)	12,740
Security pricing fees	6,540
Total Expenses	1,068,464
Fees waived by Advisor (note 2)	(240,819)
Net Expenses	827,645
Net Investment Income	650,429
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss from investment transactions	(2,959,440)
Net change in unrealized appreciation on investments	22,603,149
Net Realized and Unrealized Gain (Loss) on Investments	19,643,709
Net Increase in Net Assets Resulting from Operations	$20,294,138

See Notes to Financial Statements

Aspiration Redwood Fund
Statements of Changes in Net Assets
For the fiscal year ended September 30,	363
	2023	2022
Operations:
Net investment income	$ 650,429	$ 1,698,279
Net realized gain (loss) from investment transactions	(2,959,440)	2,925,561
Net change in unrealized appreciation (depreciation) on investments	22,603,149	(28,436,607)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,294,138	(23,812,767)
Distributions to Shareholders from Distributable Earnings	(3,012,515)	(14,504,214)
Capital Share Transactions:
Shares sold	15,205,481	24,136,693
Reinvested dividends and distributions	3,001,861	14,438,187
Shares repurchased	(22,621,797)	(20,195,710)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(4,414,455)	18,379,170
Net Increase (Decrease) in Net Assets	12,867,168	(19,937,811)
Net Assets:
Beginning of Year	120,124,604	140,062,415
End of Year	$132,991,772	$120,124,604
Share Information:
Shares sold	1,045,063	1,517,243
Shares from reinvested dividends and distributions	218,077	834,484
Shares repurchased	(1,549,131)	(1,274,826)
Net Increase in Capital Shares	(285,991)	1,076,901

See Notes to Financial Statements

Aspiration Redwood Fund
Financial Highlights
	September 30,
For a share outstanding during the fiscal years ended	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$13.04	$17.22	$12.91	$12.81	$13.63

Income (Loss) from Investment Operations:
Net investment income	0.07	0.18	0.10	0.15	0.14
Net realized and unrealized gain (loss) on investments	2.12	(2.61)	4.21	1.15	0.06

Total from Investment Operations	2.19	(2.43)	4.31	1.30	0.20

Less Distributions From:
Net investment income	(0.12)	(0.22)	-	(0.58)	(0.12)
Net realized gains	(0.21)	(1.53)	-	(0.59)	(0.90)
Return of Capital	-	-	-	(0.03)	-

Total Distributions	(0.33)	(1.75)	-	(1.20)	(1.02)

Net Asset Value, End of Year	$14.90	$13.04	$17.22	$12.91	$12.81

Total Return (a)	17.00%	(16.52)%	33.38%	9.96%	2.95%

Net Assets, End of Year (in thousands)	$132,992	$120,125	$140,062	$100,221	$84,597
Ratios of:
Gross Expenses to Average Net Assets	0.80%	0.86%	0.87%	1.28%	1.50%
Net Expenses to Average Net Assets	0.62%	0.50%	0.50%	0.50%	0.50%
Net Investment Income to Average Net Assets	0.49%	1.20%	0.62%	0.78%	1.23%
Portfolio turnover rate	30.75%	20.03%	33.31%	161.38%	135.10%
(a)
Investors in the Fund are clients of the Advisor and may pay the Advisor a fee in the amount they believe is fair ranging from 0% to 2% of the value of their investment in the Fund. Assuming a maximum advisory fee of 2% is paid by an investor to the Advisor, the Total Return of an investment in the Fund would have been 15.00%, (18.52)%, 31.38%, 7.96%, and 0.95% for the years ended September 30, 2023, 2022, 2021, 2020, and 2019, respectively.

See Notes to Financial Statements

Aspiration Redwood Fund
Notes to Financial Statements
As of September 30, 2023

1.	Organization and Significant Accounting Policies
The Aspiration Redwood Fund (the “Fund”) is a series of the Aspiration Funds (the “Trust”). The Trust was organized as a Delaware statutory trust on October 16, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund is a diversified series of the Trust and commenced operations on November 16, 2015. The investment objective is to maximize total return, consisting of capital appreciation and current income. To achieve its investment objective, the Fund invests in, or seeks exposure to, companies based on various financial factors, as well as fundamental sustainability factors such as the environmental, social, and governance performance of such companies. The Fund invests in equity securities that trade on U.S. securities markets, which may include securities of non-U.S. issuers as well as securities of U.S. issuers. The equity securities in which the Fund invests include, but are not limited to, dividend-paying securities, common stock, preferred stock, equity securities of real estate investment trusts (“REITS”), shares of investment companies, convertible securities, warrants, and rights. The Fund may purchase equity securities in an initial public offering (“IPO”) provided that the investment is consistent with the Fund’s investment strategy. The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund’s investment strategies.
The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies.”
Principles of Accounting
The Fund uses the accrual method of accounting for financial reporting purposes.
Net Asset Value
The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading. The Fund has one class of beneficial interests as of September 30, 2023.
Investment Valuation
Equity securities are generally valued by using market quotations but may be valued on the basis of prices furnished by a pricing service selected by the Advisor. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last available quotation. Fixed income securities, including short-term investments with maturities of less than 61 days when acquired, are normally valued on the basis of prices obtained from independent third-party pricing services selected by the Advisor, which are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities  and developments related to specific securities.  Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost.
The Board of Trustees, including the majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, has designated the Advisor to serve as the “Valuation Designee” under Rule 2a-5 to perform fair value determinations subject to the Board’s oversight.  The Valuation Designee has designated certain individuals at the Advisor (the “Pricing Committee”) to carry out the Advisor’s responsibilities as Valuation Designee to the Trust.  When (i) market quotations are not readily available, or (ii) the validity of the price is otherwise questionable or unreliable, securities are valued as determined in good faith by the Valuation Designee, acting through its Pricing Committee, pursuant to policies and procedures approved by the Board of Trustees.
The Fund may invest in portfolios of open-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.  Open-ended funds are valued at their respective net asset values as reported by such investment companies.
Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.

Aspiration Redwood Fund
Notes to Financial Statements
As of September 30, 2023
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:
Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the funds have the ability to access.
Level 2:
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.

Level 3:
Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the funds’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2023, for the Fund’s assets measured at fair value:
	Total	Level 1	Level 2	Level 3 (a)
Assets
Common Stocks (b)	$129,897,418	$129,897,418	$ -	$ -
Real Estate Investment Trust	3,114,164	3,114,164
Short-Term Investment	60,409	60,409	-	-
Total Assets	$133,071,991	$133,071,991	$ -	$ -

(a)	The Fund had no Level 3 securities during the fiscal year ended September 30, 2023.
(b)	Refer to Schedule of Investments for breakdown by sector.
General Risks
Generally, derivatives are financial contracts with value dependent upon, or derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets. The principal risks of investing in the Fund include: management risk, market risk, equity securities risk, sustainability risks, focused investment risk, derivatives risk, convertible securities risk, limited capitalization risk, portfolio turnover risk, IPOs risk, foreign investment risk, futures risk, leverage risk associated with financial instruments, investment company risk, REITS risk, and cybersecurity risk. The Fund held no derivatives as of the fiscal year ended September 30, 2023.
Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats, or bank failures could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, bank failures or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments and operation of the Fund. These events could disrupt businesses that are integral to the Fund’s operations or impair the ability of employees of Fund service providers to perform essential tasks on behalf of the Fund.

Aspiration Redwood Fund
Notes to Financial Statements
As of September 30, 2023
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.
Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of Trust level expenses. Currently, the Fund is the only fund of the Trust and therefore bears all of the Trust level expenses.
Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.
Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
2.	Transactions with Related Parties and Service Providers
Advisor
Under the Fund’s investment advisory agreement, the Advisor receives an annual advisory fee of 0.00% of the Fund’s average daily net assets. In other words, the Advisor does not charge any management fees with respect to the Fund. Only clients of the Advisor may invest in the Fund. These advisory clients must establish an advisory relationship and open an individual advisory account with the Advisor before investing in the Fund.  The Advisor does not impose a set fee to manage the individual advisory accounts. Instead, advisory clients can pay the Advisor a fee in the amount they believe is fair to manage their individual advisory accounts.
The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (other than brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expenses, such as litigation and indemnification expenses) to not more than 0.95% of the average daily net assets of the Fund for the current fiscal year.  The current term of the Expense Limitation Agreement remains in effect until January 31, 2024. There can be no assurance that the Expense Limitation Agreement will continue after that date. Prior to April 1, 2023, the expense limit was 0.50%.
Reimbursements and waivers of expenses by the Advisor are subject to repayment by the Fund within three years following the date on which waiver or reimbursement occurred if the Fund is able to make the repayment without exceeding the lesser of its current maximum operating expense limit or the maximum operating expense limit in place at the time of the waiver and/or reimbursement.  Please refer to the table below for a breakdown of the reimbursements and repayment periods.
Fiscal Year/Period End	Reimbursement Amount	Repayment Date Expiration
September 30, 2023	$240,819	September 30, 2026
September 30, 2022	$501,351	September 30, 2025
September 30, 2021	$480,413	September 30, 2024

Aspiration Redwood Fund
Notes to Financial Statements
As of September 30, 2023
Sub-Advisor
UBS Asset Management (Americas) Inc. (the “Sub-Advisor”) is responsible for management of the Fund’s investment portfolio according to the Fund’s investment objective, policies, and restrictions. The Sub-Advisor is subject to the authority of the Board of Trustees and oversight by the Advisor. The Sub-Advisor is entitled to receive an annual sub-advisory fee, paid by the Advisor – not the Fund – for advisory services provided to the Fund, according to a formula.
Distributor
Aspiration Financial, LLC (the "Distributor") serves as the Fund's principal underwriter and distributor. For the fiscal year ended September 30, 2023, the Distributor was not compensated for its services to the Fund.
3.	Distribution and Service Fees
The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts. The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the average daily net assets of the Investor Class Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and related offering costs. For the fiscal year ended September 30, 2023, the Fund did not incur any distribution and service fees.
4.	Purchases and Sales of Investment Securities
For the fiscal year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:
Purchases of Non-U.S. Government Securities	Proceeds from Sales of Non- U.S. Government Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities
$ 40,418,127	$ 43,361,673	$ -	$ -

5.	Federal Income Tax
Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.
Management has reviewed the Fund’s tax positions to be taken on the federal income tax returns for the fiscal years ended September 30, 2020 through September 30, 2023 and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended September 30, 2023, the Fund did not incur any interest or penalties.
Distributions during the years ended were characterized for tax purposes as follows:
	September 30, 2023	September 30, 2022
Ordinary Income	$1,123,921	$11,195,211
Capital Gains	$1,888,594	$3,309,003
Total Distributions	$3,012,515	$14,504,214

Aspiration Redwood Fund
Notes to Financial Statements
As of September 30, 2023
At September 30, 2023, the tax-basis cost of investments and components of accumulated deficit were as follows:
Cost of Investments	$111,921,894

Gross Unrealized Appreciation	58,209,366
Gross Unrealized Depreciation	(37,059,269)
Net Unrealized Appreciation (Depreciation)	21,150,097

Undistributed Net Investment Income	650,312
Short Term Capital Loss Carryforward	(1,472,480)
Long Term Capital Loss Carryforward	(1,939,051)
Accumulated Deficit	$ (2,761,219)

Capital Loss Carryforwards
Accumulated capital losses noted above represent net capital loss carryovers as of September 30, 2023, that are available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. The capital loss carryforwards have no expiration date.
6.	Beneficial Ownership
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2023, there were no control persons of the Fund.
7.	Commitments and Contingencies
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.
8.	Subsequent Events
Olivia Albrecht resigned as an Officer of the Trust effective September 28, 2023. Tim Newell replaced Ms. Albrecht as the President and Principal Executive Officer of the Trust.
Matthew Bergin resigned as the Treasurer and Principal Accounting Officer of the Trust effective September 28, 2023. Samantha Lovell replaced Mr. Bergin as the Treasurer and Principal Accounting Officer of the Trust.
Effective September 28, 2023, Matthew Bergin began serving as the Principal Financial Officer of the Trust.
Effective November 17, 2023, Norton Rose Fulbright resigns as counsel to the independent trustees of the Redwood Fund.
Effective November 22, 2023, Chuck Daggs resigned as Chairman and Independent Trustee of the Redwood Fund.
Alexandra Horigan resigned as an Interested Trustee to the Aspiration Funds effective March 15, 2023. Effective November 25, 2023, Alexandra Horigan was reinstated as an Interested Trustee to the Aspiration Funds.
In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements. Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and
Shareholders of the Aspiration Redwood Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of the Aspiration Redwood Fund (the “Fund”), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended September 30, 2021 have been audited by other auditors, whose report dated November 29, 2021 expressed unqualified opinion on such financial statements and financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2022.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 29, 2023

Aspiration Redwood Fund
Additional Information (Unaudited)
As of September 30, 2023

1.	Proxy Voting Policies and Voting Record
A copy of the policies and procedures used to determine how to vote proxies relating to portfolio securities of the Fund is included as Appendix A to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-683-8529, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.
2.	Quarterly Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. You may also obtain copies without charge, upon request, by calling the Fund at 800-683-8529.
3.	Tax Information
We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended September 30, 2023.
During the fiscal year, the Fund paid $1,123,977 in income distributions and $1,888,538 in long-term capital distributions.
Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.
4.	Schedule of Shareholder Expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the fiscal period from April 1, 2023, through September 30, 2023.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Value 4/1/2023	Ending Value 9/30/2023	Expense Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,029.70	$3.15	0.62%
Hypothetical	1,000.00	1,021.96	3.14	0.62%
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent period, divided by the number of days in the fiscal year (to reflect the six month period).
5.	Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund at 800-683-8529. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $155,064 during the fiscal year ended September 30, 2023, from the Fund for their services to the Fund and Trust.

Aspiration Redwood Fund
Additional Information (Unaudited)
As of September 30, 2023
Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
David L. Kingsdale (1963) 116 South Franklin Street Rocky Mount, NC 27804	Chairman and Independent Trustee	Trustee since 10/2014, Chairman since 11/2023	Chief Executive Officer of Millennium Dance Media, LLC since 2010; Principal of DLK, Inc. (media consulting agency) since 2005; Principal of King’s Ransom, LLC (mergers and acquisitions) 06/2021-present; Head of Acquisitions, Acceleration LLC, 05/2018-05/2021.	1	The Giving Back Fund (nonprofit sector); Prime Access Capital (financial services).
Coby A. King (1960) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 01/2016	President and Chief Executive Officer of High Point Strategies, LLC (Public Affairs Consulting) since 2013.	1	Treasurer of the Board, Valley Industry & Commerce Association (VICA).
Alexandra Horigan (1983) 116 South Franklin Street Rocky Mount, NC 27804	Interested Trustee	Since 08/2017	Vice President of Strategic Initiatives of Aspiration Partners, Inc. since 2018; Vice President of Operations of Aspiration Partners, Inc. (2012-2018).	1	None

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Tim Newell (1960) 116 South Franklin Street Rocky Mount, NC 27804	President and Principal Executive Officer	Since 09/2023
Chief Operating Officer, Aspiration Fund Adviser, LLC (November 2022 – present). Previously, Chief Innovation Officer, Aspiration Fund Adviser, LLC (April 2022 – October 2022); President, QuoVadis Technologies (April 2019 – April 2022); Director, Financial Products, Tesla (February 2017 – April 2019).

Samantha Lovell (1983) 116 South Franklin Street Rocky Mount, NC 27804	Treasurer and Principal Accounting Officer	Since 09/2023
Senior Director FP&A, Aspiration Fund Adviser, LLC (July 2022 – present). Previously, Director FP&A, Aspiration (February 2022 – July 2022); Senior Finance Business Partner, BT (July 2017 – February 2022).

Matthew Bergin (1970) 116 South Franklin Street Rocky Mount, NC 27804	Principal Financial Officer	Since 09/2023
Chief Executive Officer and Principal Operations Officer, Aspiration Financial, LLC (March 2021 – present). Previously, President and Chief Executive Officer, Ustocktrade Securities, Inc. (December 2016 – July 2020).

Douglas Tyre (1980) 116 South Franklin Street Rocky Mount, NC 27804	Chief Compliance Officer	Since 12/2020
Senior Principal Consultant, ACA Group (May 2022 – Present). Previously, Compliance Director, Foreside Group (April 2022 – May 2022); Compliance Director, Cipperman Compliance Services, LLC (07/2019 – April 2022); Assistant Compliance Director, Cipperman Compliance Services, LLC (2018 – 2019).

Tracie A. Coop (1976) 116 South Franklin Street Rocky Mount, NC 27804	Secretary	Since 12/2019	General Counsel, The Nottingham Company since 2019; Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019.

Aspiration Redwood Fund
is a series of
The Aspiration Funds

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services 116 South Franklin Street Post Office Box 69 Rocky Mount, North Carolina 27802-0069	Aspiration Fund Adviser, LLC 4551 Glencoe Avenue Marina Del Rey, CA 90292

Telephone:	Telephone:

800-773-3863	800-683-8529

World Wide Web at:	World Wide Web at:

ncfunds.com	aspiration.com

(b) Not applicable.
Item 2.  CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 13(a)(1).
Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert. At this time, the registrant’s Board of Trustees believes that the collective knowledge and experience provided by the members of the audit committee collectively offer the registrant adequate oversight for the registrant’s level of financial complexity.
Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the Aspiration Redwood Fund (the Fund”), a series of the Trust, for the last two fiscal years are reflected in the table below. These amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountants Tait, Weller & Baker LLP (“Accountant”), in connection with the annual audit of the registrant’s financial statements and for services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.

Fund	September 30, 2022	September 30, 2023
Aspiration Redwood Fund	$20,000	$20,000
(b)
Audit-Related Fees –There were no additional fees billed in the fiscal years ended September 30, 2022, and September 30, 2023 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended September 30, 2022, and September 30, 2023, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	September 30, 2022	September 30, 2023
Aspiration Redwood Fund	$5,000	$5,000
(d)
All Other Fees – There were no other fees billed for the last two fiscal years ended September 30, 2022, and September 30, 2023, for products and services provided by Accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the fiscal year ended September 30, 2023, at an audit committee meeting of the Board of Trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the last two fiscal years ended September 30, 2022, and September 30, 2023, were $5,000 and $5,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.
Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.    CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 13.    EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aspiration Funds

/s/ Tim Newell
Date: December 8, 2023	Tim Newell President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Tim Newell
Date: December 8, 2023	Tim Newell President and Principal Executive Officer

/s/ Matthew Bergin
Date: December 8, 2023	Matthew Bergin Principal Financial Officer